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                                                                    EXHIBIT 10.4

                                                                  CONFORMED COPY


                 AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT BETWEEN
          BUCKEYE PIPE LINE COMPANY, L.P. AND BUCKEYE PIPE LINE COMPANY

                  THIS AMENDMENT is made as of August 12, 1997, between Buckeye Pipe Line Company, a Delaware corporation (the "Manager") and Buckeye Pipe Line Company, L.P., a Delaware limited partnership (the "Partnership").

                  WHEREAS, the Manager manages the business and affairs of the Partnership, pursuant to a Management Agreement, dated as of November 18, 1986, between the parties (the "Management Agreement"); and

                  WHEREAS, the Partnership, the Manager, Buckeye Partners, L.P., a Delaware limited partnership and limited partner of the Partnership (the "Limited Partner"), each of the Limited Partner's other subsidiary operating partnerships, Buckeye Management Company, a Delaware corporation and general partner of the Limited Partner ("BMC"), and BMC Acquisition Company, a Delaware corporation and parent of BMC ("BAC"), have entered into an Exchange Agreement, of even date herewith, the provisions of which require the amendment of certain provisions of the Management Agreement.

                  NOW, THEREFORE, intending to be legally bound, the Management Agreement is hereby amended as follows:

                  1. All terms used in this Amendment but not otherwise defined in this Amendment shall have the meanings set forth for such terms in the Management Agreement.

                  2. The first sentence of Article IV of the Management Agreement is hereby amended and restated in its entirety to read as follows:

                           Except as otherwise provided in the Exchange
                           Agreement, dated as of August 12, 1997, among the Partnership, the Manager and certain of their affiliates, the Partnership shall promptly reimburse the Manager for all costs and expenses (direct or indirect) incurred by the Manager which are directly or indirectly related to the business or activities of the Partnership (including, without limitation, expenses, direct or indirect, reasonably allocated to the Manager by its affiliates).

                  3. Any provision of the Management Agreement which is inconsistent with the provisions of this Amendment shall be deemed amended to effectuate the intention expressed herein. Every other provision of the Management Agreement shall remain unchanged and in full force and effect.


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                  4. This Amendment shall be governed by and construed and
enforced in accordance with the laws of the State of Delaware.


                  IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

                                      BUCKEYE PIPE LINE COMPANY

                                      By:     /s/ C. R. Wilson
                                             ---------------------------------
                                             Name:  C. R. Wilson
                                             Title:  President


                                      BUCKEYE PIPE LINE COMPANY, L.P.

                                      BY:    BUCKEYE PIPELINE COMPANY,
                                             Its General Partner

                                      By:     /s/ Stephen C. Muther
                                             ---------------------------------
                                             Name:  Stephen C. Muther
                                             Title:  Senior Vice President